Data Compare Summary (Total)
Run Date - 7/28/2025 2:15:50 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Street	1	1,126	0.09%	1,126
City	1	1,126	0.09%	1,126
State	0	1,126	0.00%	1,126
Zip	7	1,126	0.62%	1,126
Borrower First Name	10	1,126	0.89%	1,126
Borrower Last Name	11	1,126	0.98%	1,126
Note Date	1	1,126	0.09%	1,126
Original Loan Amount	0	1,126	0.00%	1,126
Original Term	0	1,126	0.00%	1,126
Original Interest Rate	1	1,126	0.09%	1,126
Representative FICO	5	1,126	0.44%	1,126
Appraised Value	789	1,126	70.07%	1,126
Original CLTV	16	1,126	1.42%	1,126
Original LTV	1,108	1,126	98.40%	1,126
Originator Application Date	191	1,126	16.96%	1,126
Investor: Qualifying Total Debt Ratio	48	1,126	4.26%	1,126
Disbursement Date	4	1,126	0.36%	1,126
Total	2,193	19,142	11.46%	1,126